Exhibit 99.1

Citrix Reports Third Quarter Financial Results

Quarterly revenue of $713 million up 11% year over year

Cash flow from operations of $223 million up 23% year over year

Third quarter GAAP diluted earnings per share of $0.41

Third quarter non-GAAP diluted earnings per share of $0.70

Board of directors authorizes $500 million increase to share repurchase program

SANTA CLARA, Calif.--(BUSINESS WIRE)--October 23, 2013--Citrix Systems, Inc. (NASDAQ:CTXS) today reported financial results for the third quarter of fiscal year 2013 ended September 30, 2013.

FINANCIAL RESULTS

For the third quarter of fiscal year 2013, Citrix achieved revenue of $713 million, compared to $641 million in the third quarter of fiscal year 2012, representing 11 percent revenue growth.

GAAP Results

Net income for the third quarter of fiscal year 2013 was $77 million, or $0.41 per diluted share, compared to $78 million, or $0.41 per diluted share, for the third quarter of fiscal year 2012.

Non-GAAP Results

Non-GAAP net income for the third quarter of fiscal year 2013 was $132 million, or $0.70 per diluted share, compared to $128 million, or $0.68 per diluted share, for the third quarter of fiscal year 2012. Non-GAAP net income excludes the effects of amortization of acquired intangible assets, stock-based compensation expenses and the tax effects related to these items.

In addition to quarterly financial results, Citrix also announced that its Board of Directors has authorized it to repurchase up to an additional $500 million of its common stock. As of September 30, 2013, approximately $179 million remained for repurchases from previous authorizations.

“A number of factors influenced our results for the third quarter,” said David Henshall, acting chief executive officer for Citrix. “In addition to an uneven spending environment, we saw some customers delay buying decisions while they evaluate our newly released platforms in the desktop and mobile business.

“However, we are very encouraged by the strong interest in our solutions as evidenced by a record pipeline for these opportunities. Enterprise mobility and cloud services represent an accelerating transformation in the workplace, and we are uniquely positioned to help our customers change the way they work, the devices and apps they use, and the way services are delivered.”

Q3 Financial Summary

In reviewing the results for the third quarter of fiscal year 2013, compared to the third quarter of fiscal year 2012:

  Product and license revenue increased 3 percent;
  Software as a service revenue increased 14 percent;
  Revenue from license updates and maintenance increased 16 percent;
  Professional services revenue, which is comprised of consulting, product training and certification, increased 9 percent;
  Net revenue increased in the EMEA region by 15 percent, increased in the Americas region by 9 percent and increased in the Pacific region by 7 percent;
  Deferred revenue totaled $1.27 billion as of September 30, 2013, compared to $1.05 billion as of September 30, 2012, an increase of 21%; and
  Cash flow from operations was $223 million for the third quarter of fiscal year 2013, compared with $181 million for the third quarter of fiscal year 2012.

During the third quarter of fiscal year 2013:

  GAAP gross margin was 83 percent and non-GAAP gross margin was 86 percent, excluding the effects of amortization of acquired product related intangible assets and stock-based compensation expense.
  GAAP operating margin was 12 percent and non-GAAP operating margin was 24 percent, excluding the effects of amortization of acquired intangible assets and stock-based compensation expense.
  The company repurchased 0.8 million shares at an average price of $72.05.

Financial Outlook for Fourth Quarter 2013

Citrix management expects to achieve the following results for the fourth quarter of fiscal year 2013 ending December 31, 2013:

  Net revenue is targeted to be in the range of $800 million to $810 million;
  GAAP diluted earnings per share is targeted to be in the range of $0.66 to $0.70. Non-GAAP diluted earnings per share is targeted to be in the range of $0.95 to $1.00, excluding $0.19 related to the effects of amortization of acquired intangible assets, $0.26 related to the effects of stock-based compensation expenses, and $(0.11) to $(0.20) for the tax effects related to these items;

The above statements are based on current targets. These statements are forward-looking, and actual results may differ materially.

Conference Call Information

Citrix will host a conference call today at 4:45 p.m. ET to discuss its financial results, quarterly highlights and business outlook. The call will include a slide presentation, and participants are encouraged to listen to and view the presentation via webcast at http://www.citrix.com/investors.

The conference call may also be accessed by dialing: (888) 799-0519 or (706) 634-0155, using passcode: CITRIX. A replay of the webcast can be viewed by visiting the Investor Relations section of the Citrix corporate website at http://www.citrix.com/investors for approximately 30 days.

About Citrix

Citrix (NASDAQ:CTXS) is a cloud company that enables mobile workstyles—empowering people to work and collaborate from anywhere, securely accessing apps and data on any of the latest devices, as easily as they would in their own office. Citrix solutions help IT and service providers build clouds, leveraging virtualization and networking technologies to deliver high-performance, elastic and cost-effective cloud services. With market-leading cloud solutions for mobility, desktop virtualization, networking, cloud platforms, collaboration and data sharing, Citrix helps organizations of all sizes achieve the speed and agility necessary to succeed in a mobile and dynamic world. Citrix products are in use at more than 330,000 organizations and by over 100 million users globally. Annual revenue in 2012 was $2.59 billion. Learn more at www.citrix.com.

For Citrix Investors

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by Citrix's acting chief executive officer and chief financial officer, statements contained in the Financial Outlook for Fourth Quarter 2013 section, and under the Non-GAAP Financial Measures Reconciliation section, and statements regarding management's plans, objectives and strategies, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the impact of the global economy and uncertainty in the IT spending environment; the success and growth of the company's product lines, including risks associated with successfully introducing new products into Citrix's distribution channels and ability of markets for these products to become mainstream and sustain growth; the company's product concentration and its ability to develop and commercialize new products and services, including its enterprise mobility and cloud platform products, while maintaining development and sales of its established virtualization, networking and collaboration products and services; disruptions due to changes and transitions in key personnel and succession risks, including but not limited to our CEO’s temporary leave of absence; seasonal fluctuations in the company's business; failure to execute Citrix's sales and marketing plans; failure to successfully partner with key distributors, resellers, system integrators, OEM's and strategic partners and the company's reliance on and the success of those partners for the marketing and distribution of the company's products; the company's ability to maintain and expand its business in small sized and large enterprise accounts; the size, timing and recognition of revenue from significant orders; the success of investments in its product groups, foreign operations and vertical and geographic markets; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix's products and services; the ability of Citrix to make suitable acquisitions on favorable terms in the future; risks associated with Citrix's acquisitions, including failure to further develop and successfully market the technology and products of acquired companies, failure to achieve or maintain anticipated revenues and operating performance contributions from acquisitions, which could dilute earnings, the retention of key employees from acquired companies, difficulties and delays integrating personnel, operations, technologies and products, disruption to our ongoing business and diversion of management's attention from our ongoing business; the recruitment and retention of qualified employees; risks in effectively controlling operating expenses, including failure to manage untargeted expenses; the effect of new accounting pronouncements on revenue and expense recognition; the risks associated with securing data and maintaining security of our networks and customer data stored by our services; failure to comply with federal, state and international regulations; litigation and disputes, including challenges to our intellectual property rights or allegations of infringement of the intellectual property rights of others; the inability to further innovate our technology or enter into new businesses due to the intellectual property rights of others; changes in the company's pricing and licensing models, promotional programs and product mix, all of which may impact Citrix's revenue recognition; charges in the event of the impairment of acquired assets, investments or licenses; competition, international market readiness, execution and other risks associated with the markets for Citrix's products and services; unanticipated changes in tax rates or exposure to additional tax liabilities; risks of political and social turmoil; and other risks detailed in the company's filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

Citrix® is a trademark or registered trademark of Citrix Systems, Inc. and/or one or more of its subsidiaries, and may be registered in the U.S. Patent and Trademark Office and in other countries. All other trademarks and registered trademarks are the property of their respective owners.

CITRIX SYSTEMS, INC.
Condensed Consolidated Statements of Income
(In thousands, except per share data - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2013	2012	2013	2012
Revenues:
Product and licenses	$201,443	$195,690	$621,741	$561,971
Software as a service	148,179	129,659	429,603	375,902
License updates and maintenance	329,384	285,051	968,017	822,113
Professional services	33,725	31,022	96,653	86,141
Total net revenues	712,731	641,422	2,116,014	1,846,127

Cost of net revenues:
Cost of product and licenses revenues	26,971	24,218	84,465	63,876
Cost of services and maintenance revenues	72,632	58,920	208,241	166,328
Amortization of product related intangible assets	24,330	22,930	73,381	56,565
Total cost of net revenues	123,933	106,068	366,087	286,769

Gross margin	588,798	535,354	1,749,927	1,559,358

Operating expenses:
Research and development	127,049	114,713	389,840	328,363
Sales, marketing and services	300,416	263,136	915,194	773,732
General and adminstrative	63,580	65,252	193,708	186,407
Amortization of other intangible assets	10,386	9,838	31,322	25,499
Total operating expenses	501,431	452,939	1,530,064	1,314,001

Income from operations	87,367	82,415	219,863	245,357

Other income, net	3,438	8,483	6,009	15,636
Income before income taxes	90,805	90,898	225,872	260,993

Income tax expense	14,075	12,653	24,993	22,475
Net income	$76,730	$78,245	$200,879	$238,518

Earnings per common share - diluted	$0.41	$0.41	$1.06	$1.26
Weighted average shares outstanding - diluted	188,980	189,671	188,830	189,282

CITRIX SYSTEMS, INC.
Condensed Consolidated Balance Sheets
(In thousands - unaudited)

	September 30, 2013	December 31, 2012
ASSETS:
Cash and cash equivalents	$246,473	$643,609
Short-term investments	448,196	285,022
Accounts receivable, net	450,395	630,956
Inventories, net	11,979	10,723
Prepaid expenses and other current assets	131,927	106,579
Current portion of deferred tax assets, net	39,836	36,846
Total current assets	1,328,806	1,713,735

Long-term investments	961,422	595,313
Property and equipment, net	337,021	303,294
Goodwill	1,766,902	1,518,219
Other intangible assets, net	533,996	556,205
Long-term portion of deferred tax assets, net	129,983	43,097
Other assets	65,859	66,539
Total assets	$5,123,989	$4,796,402

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Accounts payable	68,646	71,116
Accrued expenses and other current liabilities	244,387	257,135
Income taxes payable	25,472	49,346
Current portion of deferred revenues	1,002,090	965,276
Total current liabilities	1,340,595	1,342,873

Long-term portion of deferred revenues	268,086	232,719
Other liabilities	114,508	99,033

Stockholders' equity:
Common stock	291	287
Additional paid-in capital	3,948,810	3,691,111
Retained earnings	2,764,897	2,564,018
Accumulated other comprehensive loss	(3,222)	(7,705)
Less – common stock in treasury, at cost	(3,309,976)	(3,125,934)
Total stockholders' equity	3,400,800	3,121,777
Total liabilities and stockholders’ equity	$5,123,989	$4,796,402

CITRIX SYSTEMS, INC.
Condensed Consolidated Statement of Cash Flows
(In thousands - unaudited)

	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2013
OPERATING ACTIVITIES
Net Income	$76,730	$200,879
Adjustments to reconcile net income to net cash
provided by operating activities:
Amortization and depreciation	68,156	198,642
Stock-based compensation expense	45,893	137,306
Provision for accounts receivable allowances	616	4,738
Deferred income tax benefit	(11,167)	(50,538)
Other non-cash items	(5,805)	(6,398)
Total adjustments to reconcile net income to net cash	97,693	283,750
provided by operating activities

Changes in operating assets and liabilities,
net of the effects of acquisitions:
Accounts receivable	44,045	182,039
Inventory	826	(3,088)
Prepaid expenses and other current assets	(4,270)	(21,663)
Other assets	(1,766)	4,841
Deferred revenues	(1,187)	59,891
Accounts payable	(4,527)	(4,949)
Income taxes, net	4,890	(44,570)
Accrued expenses	4,275	10,783
Other liabilities	6,239	13,416
Total changes in operating assets and liabilities,	48,525	196,700
net of the effects of acquisitions

Net cash provided by operating activities	222,948	681,329

INVESTING ACTIVITIES
Purchases of available-for-sale investments, net	(151,307)	(531,320)
Purchases of property and equipment	(59,829)	(126,610)
Cash paid for acquisitions, net of cash acquired	(5,294)	(329,343)
Proceeds from sales of cost method investments	1,311	2,811
Purchases of cost method investments	(2,628)	(5,095)
Cash paid for licensing and core technology	(2,708)	(7,202)
Net cash used in investing activities	(220,455)	(996,759)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	33,611	68,570
under stock-based compensation plans
Excess tax benefit from exercise of stock options	4,342	33,605
Stock repurchases, net	(55,298)	(156,334)
Cash paid for tax withholding on vested stock awards	(2,904)	(27,708)
Other	-	912
Net cash used in financing activities	(20,249)	(80,955)

Effect of exchange rate changes on cash and cash equivalents	1,076	(751)
Change in cash and cash equivalents	(16,680)	(397,136)
Cash and cash equivalents at beginning of period	263,153	643,609
Cash and cash equivalents at end of period	$246,473	$246,473

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures

(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call, slide presentation or webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization primarily related to acquired intangible assets, stock-based compensation expenses and the related tax effect of those items. The Company's basis for these adjustments is described below.

Management uses these non-GAAP measures for internal reporting and forecasting purposes, when publicly providing its business outlook, to evaluate the Company's performance and to evaluate and compensate the Company's executives. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company's historical and prospective financial performance. In addition, the Company has historically provided this or similar information and understands that some investors and financial analysts find this information helpful in analyzing the Company's operating margins, operating expenses and net income and comparing the Company's financial performance to that of its peer companies and competitors.

Management typically excludes the amounts described above when evaluating the Company's operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company's operating performance due to the following factors:

• The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization and certain stock-based compensation expenses and the related tax effects that are primarily related to acquisitions, provide investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company's operating results and underlying operational trends.

• Amortization costs and the related tax effects are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

• Although stock-based compensation is an important aspect of the compensation of the Company's employees and executives, stock-based compensation expense is generally fixed at the time of grant, then amortized over a period of several years after the grant of the stock-based instrument, and generally cannot be changed or influenced by management after the grant.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company's liquidity. Furthermore, the Company in the future may exclude amortization primarily related to newly acquired intangible assets, additional charges related to its restructuring program and the related tax effects from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

CITRIX SYSTEMS, INC.

Non-GAAP Financial Measures Reconciliation

(In thousands, except per share and operating margin data - unaudited)

The following tables show the non-GAAP financial measures used in this press release reconciled to the most directly comparable GAAP financial measures.

	Three Months Ended
	September 30, 2013

GAAP gross margin	82.6%
Add: stock-based compensation	0.1%
Add: amortization of product related intangible assets	3.4%
Non-GAAP gross margin	86.1%

	Three Months Ended
	September 30, 2013

GAAP operating margin	12.3%
Add: stock-based compensation	6.4%
Add: amortization of product related intangible assets	3.4%
Add: amortization of other intangible assets	1.5%
Non-GAAP operating margin	23.6%

	Three Months Ended	Three Months Ended
	September 30, 2013	September 30, 2012

GAAP net income	$76,730	$78,245
Add: stock-based compensation	45,893	40,103
Add: amortization of product related intangible assets	24,330	22,930
Add: amortization of other intangible assets	10,386	9,838
Less: tax effects related to above items	(25,521)	(22,934)
Non-GAAP net income	$131,818	$128,182

	Three Months Ended	Three Months Ended
	September 30, 2013	September 30, 2012

GAAP earnings per share – diluted	$0.41	$0.41
Add: stock-based compensation	0.24	0.21
Add: amortization of product related intangible assets	0.13	0.12
Add: amortization of other intangible assets	0.06	0.05
Less: tax effects related to above items	(0.14)	(0.11)
Non-GAAP earnings per share – diluted	$0.70	$0.68

CITRIX SYSTEMS, INC.
Forward Looking Guidance

For the
Three Months Ended
December 31,
2013
GAAP earnings per share - diluted	$0.66 to $0.70
Add: adjustments to exclude the effects
of amortization of intangible assets	0.19

Add: adjustments to exclude the effects of
expenses related to stock-based compensation	0.26

Less: tax effects related to above items
(0.11) to (0.20)
Non-GAAP earnings per share - diluted	$0.95 to $1.00

CONTACT:
Citrix Systems, Inc.
For media inquiries:
Eric Armstrong, 954-267-2977
eric.armstrong@citrix.com
or
For investor inquiries:
Eduardo Fleites, 954-229-5758
eduardo.fleites@citrix.com